TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042             HV-3573 – PremierSolutions Chicago Public Schools

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Supplement dated November 2, 2018 to your Prospectus

FUND RE-DESIGNATION

Federated Short-Term Income Fund – Service Shares

Effective immediately, the Federated Short-Term Income Fund – Service Shares will be converted into the newly re-designated Service Shares on a tax-free basis, without any fee, load or charge to the shareholders.

The re-designation and conversion are intended to more closely align the Fund’s share class structure with industry standards and other Federated funds.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.